Supplement dated November 9, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Small Cap Equity Strategies Fund	1/1/2023
Effective immediately, the following changes are hereby made to the Fund's prospectus.
The information under the heading “Fund Management” for the Columbia Management Investment Advisers, LLC sleeve in the “Summary of the Fund” section of the Prospectus and Summary Prospectus is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Management	Title	Role with Fund	Managed Fund Since
Jeremy Javidi, CFA	Senior Portfolio Manager	Co-Portfolio Manager	November 2023
C. Bryan Lassiter, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
The rest of the section remains the same.
The information under the heading "Principal Investment Strategies” in the “More Information About the Fund section under the caption "Columbia Management – Small Cap Value II Strategy Sleeve” in the Prospectus is hereby superseded and replaced with the following:
Columbia Management – Small Cap Value II Strategy Sleeve
Columbia Management combines fundamental and quantitative analysis with risk management in seeking to identify value opportunities and construct this sleeve. When selecting investments, Columbia Management considers, among other factors:

■ businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors;
■ various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Investment Manager believes that companies with lower valuations are generally more likely to provide opportunities for long-term capital appreciation;
■ a company’s current operating margins relative to its historic range and future potential; and
■ potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.
Columbia Management typically seeks to invest in small cap companies that it believes have favorable trading liquidity.
Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.
Columbia Management is also responsible for managing cash flows into and out of the Fund resulting from the purchase and redemption of Fund shares. For this purpose, Columbia Management may invest in the instruments described above as well as in affiliated or unaffiliated money market funds. Columbia Management may also use these instruments to manage the Fund’s overall risk exposure.
The information under the heading “Portfolio Managers” for the Columbia Management Investment Advisers, LLC sleeve in the “More Information About the Fund - Primary Service Provider Contracts” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Management	Title	Role with Fund	Managed Fund Since
Jeremy Javidi, CFA	Senior Portfolio Manager	Co-Portfolio Manager	November 2023
C. Bryan Lassiter, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
SUP102_08_014_(11/23)

Mr. Javidi joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Javidi began his investment career in 2000 and earned a B.A. in quantitative economics and a B.S. in mechanical engineering from Tufts University.
Mr. Lassiter joined the Investment Manager in 2021. Prior to joining the Investment Manager, he was a senior investment analyst on small and mid-cap U.S. equity portfolios for LMCG Investments. Mr. Lassiter began his investment career in 2004 and earned an M.B.A. from Columbia Business School and a B.B.A. in Finance from the University of Georgia.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP102_08_014_(11/23)